Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-27-2005	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		9/16/2005
2	Payment Date		9/20/2005
3	Collection Period	7/31/2005	8/27/2005	28
4	Monthly Interest Period - Actual	8/22/2005	9/19/2005	29
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	163,954,979.04	—	44,528,560.32	119,426,418.72	0.2810033
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,424,348,237.04	$—	$44,528,560.32	$1,379,819,676.72

12	Total Securitization Value	$1,685,393,258.00	$1,458,056,103.04			$1,413,527,542.72

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	394,243.41	2.4045833	44,922,803.73	273.9947514
14	Class A-2 Notes	3.5200%	1,232,000.00	2.9333333	1,232,000.00	2.93333333
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.18333333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.28333333

	Equals: Total Securities		3,728,326.74		48,256,887.06

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	24,775,688.39
18	Sales Proceeds - Early Terminations	12,659,553.22
19	Sales Proceeds - Scheduled Terminations	13,635,606.36
20	Security Deposits for Terminated Accounts	86,750.00
21	Excess Wear and Tear Received	64,938.61
22	Excess Mileage Charges Received	155,620.15
23	Other Recoveries Received	66,411.95

24	Subtotal: Total Collections	51,444,568.68

25	Repurchase Payments	—
26	Postmaturity Term Extension	1,424,799.17
27	Investment Earnings on Collection Account	169,488.70

28	Total Available Funds, prior to Servicer Advances	53,038,856.55

29	Servicer Advance	—

30	Total Available Funds	53,038,856.55
31	Reserve Account Draw	—
32	Available for Distribution	53,038,856.55

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		1,215,046.75
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		3,728,326.74
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	48,090,483.05
46	Regular Principal Distribution Amount	44,528,560.32
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		44,528,560.32
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		3,561,922.73

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-27-2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,238,954,979.04
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,413,527,542.72)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,238,954,979.04
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(1,194,426,418.72)

58	Regular Principal Distribution Amount	44,528,560.32

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,413,527,542.72
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	1,194,426,418.72

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	53,038,856.55
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	1,215,046.75
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	3,728,326.74
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	48,090,483.05
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70, else 0)	—
73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	48,090,483.05
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		48,366.36

85	Subtotal: Reserve Fund Available for Distribution		16,902,298.94
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,902,298.94
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		48,366.36

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	875	15,384,633.64
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminations Units		(13,694,431.36)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminations Units		(5,074.00)
95	Less: Excess Wear and Tear Received		(64,938.61)
96	Less: Excess Mileage Received		(155,620.15)

97	Current Period Net Residual Losses/(Gains)	875	1,464,569.52

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	686	824,987.39
100	Current Period Net Residual Losses (Item 97)	875	1,464,569.52

101	Ending Cumulative Net Residual Losses	1,561	2,289,556.91

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.14%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-27-2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,413,527,543
105	Number of Current Contracts		72,157	66,328
106	Weighted Average Lease Rate		3.59%	3.51%
107	Average Remaining Term		27.48	19.61
108	Average Original Term		42.98	42.98
109	Monthly Prepayment Speed			83.68%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	67,907	1,602,940,584	1,458,056,103
111	Depreciation/Payments		(23,014,734)	(15,377,725)
112	Gross Credit Losses	(33)	(695,046)	(725,498)
113	Early Terminations	(592)	(12,535,446)	(11,615,904)
114	Scheduled Terminations	(875)	(16,284,880)	(15,384,634)
115	Repurchase/Reallocation	(79)	(1,528,624)	(1,424,799)

116	Pool Balance - End of Period	66,328	1,548,881,855	1,413,527,543

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	65,492	1,397,613,257	98.87%
119	31 - 90 Days Delinquent	740	13,993,149	0.99%
120	90+ Days Delinquent	96	1,921,137	0.14%

121	Total	66,328	1,413,527,543	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		33	725,498
124	Aggregate Liquidation Proceeds on charged-off units			(508,715)
125	Recoveries on charged-off units			(17,824)

126	Current Period Aggregate Net Credit Losses/(Gains)		33	198,959

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses**		121	888,064
129	Current Period Net Credit Losses (Item 119)		33	198,959

130	Ending Cumulative Net Credit Losses		154	1,087,023

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.06%

**	1 prior month Early Termination was reclassified as a Credit Loss during the month of August.

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 8-27-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
10/20/2005	51,979,206
11/20/2005	44,544,362
12/20/2005	41,487,899
01/20/2006	38,198,022
02/20/2005	36,240,067
03/20/2006	34,224,817
04/20/2006	37,962,126
05/20/2006	34,312,012
06/20/2006	30,695,976
07/20/2006	32,830,402
08/20/2006	48,035,059
09/20/2006	48,812,154
10/20/2006	49,409,501
11/20/2006	49,391,122
12/20/2006	50,121,682
01/20/2007	50,382,003
02/20/2007	42,253,943
03/20/2007	34,370,037
04/20/2007	35,314,841
05/20/2007	34,416,525
06/20/2007	27,348,449
07/20/2007	29,553,166
08/20/2007	34,435,909
09/20/2007	36,163,163
10/20/2007	41,104,064
11/20/2007	34,609,722
12/20/2007	31,810,072
01/20/2008	28,566,706
02/20/2008	22,594,583
03/20/2008	35,180,727
04/20/2008	46,329,487
05/20/2008	27,974,659
06/20/2008	33,236,474
07/20/2008	34,201,349
08/20/2008	23,880,756
09/20/2008	21,955,903
10/20/2008	20,901,525
11/20/2008	15,411,887
12/20/2008	21,781,440
01/20/2009	16,301,590
02/20/2009	985,171
03/20/2009	235,478
04/20/2009	218,058
05/20/2009	185,331
06/20/2009	208,893
07/20/2009	233,080
08/20/2009	265,429
09/20/2009	290,513
10/20/2009	552,568
11/20/2009	707,538
12/20/2009	918,912
01/20/2010	394,346
02/20/2010	8,741
03/20/2010	96
Total:	1,413,527,543

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.